                                                                     EXHIBIT 4.7



                               FIRST AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This First Amendment (the "Amendment"), dated as of March 24, 1999, is among NATIONSRENT, INC., a Delaware corporation (the "Parent"), and its Subsidiaries (collectively with the Parent, the "Borrowers"), the lending institutions listed on the signature pages hereto (collectively, the "Lenders"), BANKBOSTON, N.A., as administrative agent for the Lenders (the "Administrative Agent"), LASALLE NATIONAL BANK, as documentation agent for the Lenders (the "Documentation Agent") and NATIONSBANK, N.A. and FLEET BANK, N.A. as co-agents for the Lenders. Capitalized terms used herein unless otherwise defined herein shall have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

         WHEREAS, the Borrowers, the Lenders, the Documentation Agent, the Co-Agents and the Administrative Agent are parties to that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of February 11, 1999 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested that the Majority Lenders agree, and the Majority Lenders have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         SS.1. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting the dollar amount "$10,000,000" as it appears in Section 9.6 of the Credit Agreement and substituting in lieu thereof the dollar amount "$16,000,000".

         SS.2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         SS.2.1. DELIVERY OF DOCUMENTS. The Borrowers and the Majority Lenders shall have delivered to the Administrative Agent, contemporaneously with the execution hereof, this Amendment signed by each Borrower and the Majority Lenders.

         SS.2.2. PERFORMANCE. The Borrowers shall have duly and properly performed and complied with all terms and conditions contained in the Loan Documents required to be performed or complied with by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents, in each case after giving effect to this Amendment.

         SS.2.3. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this

Amendment and all instruments and documents incidental thereto shall be in the form and substance reasonably satisfactory to the Administrative Agent and its counsel and the Administrative Agent and such counsel shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent or any Lender shall have reasonably requested.

         SS.3.    REPRESENTATIONS AND WARRANTIES. Each Borrower hereby
represents and warrants to the Lenders as follows:

         (a) The representations and warranties of such Borrower contained in the Credit Agreement, as amended hereby, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement were true when made and continue to be true on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties related solely and expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing;

         (b) The execution, delivery and performance by each Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower; (ii) have been duly authorized by all necessary corporate proceedings on the part of such Borrower; (iii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, (iv) do not conflict with any provision of the corporate charter or bylaws of such Borrower, and (v) do not conflict with any provision of any agreement or other instrument binding upon such Borrower in a manner which is reasonably likely to have a materially adverse effect on the Borrowers taken as a whole; and

         (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

                                      -2-
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         SS.4. NO OTHER AMENDMENTS. Except as expressly provided in this
Amendment, all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect.

         SS.5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SS.6. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in ss.2 hereof, this Amendment shall be deemed to be effective as of the date hereof.


                  [Remainder of page intentionally left blank]


                                      -3-
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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

                                  THE BORROWERS:

                                  NATIONSRENT, INC.
                                  A TO Z RENTS IT, INC.
                                  A TO Z RENTS IT, INC. #2
                                  A-ACTION RENTAL, INC.
                                  ACME RENTAL, INC.
                                  ADVANCED CONSTRUCTION EQUIPMENT, INC.
                                  CENTRAL ALABAMA RENTAL CENTER, INC.
                                  GABRIEL TRAILER MANUFACTURING COMPANY, INC.
                                  GOLD COAST AERIAL LIFT, INC.
                                  HIGH REACH COMPANY, INC.
                                  HUDSON RENTAL CENTER, INC.
                                  THE J. KELLY CO., INC.
                                  LOGAN EQUIPMENT CORP.
                                  NATIONSRENT AWP COMPANY
                                  NATIONSRENT NORTHEAST, INC.
                                  NATIONSRENT OF ALABAMA, INC.
                                  NATIONSRENT OF CALIFORNIA, INC.
                                  NATIONSRENT OF FLORIDA, INC.
                                  NATIONSRENT OF GEORGIA, INC.
                                  NATIONSRENT OF INDIANA, INC.
                                  NATIONSRENT OF KENTUCKY, INC.
                                  NATIONSRENT OF LOUISIANA, INC.
                                  NATIONSRENT OF MICHIGAN, INC.
                                  NATIONSRENT OF OHIO, INC.
                                  NATIONSRENT OF TENNESSEE, INC.
                                  TENNESSEE TOOL AND SUPPLY, INC.
                                  NATIONSRENT OF TEXAS, INC.
                                  NATIONSRENT OF WEST VIRGINIA, INC.
                                  TITAN RENTALS, INC.
                                  RAYMOND EQUIPMENT CO.
                                  SAM'S EQUIPMENT RENTAL, INC.
                                  SOUTHEAST RENTAL & LEASING, INC.

                                  By: /s/
                                     -----------------------------------------
                                     Thomas C. Richardson
                                     Vice President

                          THE LENDERS:

                          BANKBOSTON, N.A.,
                           individually and as Administrative Agent


                          By: /s/
                             --------------------------------------
                             Timothy M. Laurion, Director



                          LASALLE NATIONAL BANK,
                           individually and as Documentation Agent


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          NATIONSBANK, N.A.,
                          individually and as Co-Agent


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          FLEET BANK, N.A.,
                          individually and as Co-Agent


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          HUNTINGTON NATIONAL BANK


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          FIFTH THIRD BANK, CENTRAL OHIO (FORMERLY KNOWN AS FIFTH THIRD BANK OF COLUMBUS)


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          COMERICA BANK


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          FIRST UNION NATIONAL BANK


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          DEUTSCHE BANK A.G., NEW YORK AND/OR CAYMAN ISLAND
                          BRANCH


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          USTRUST


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          BANKERS TRUST COMPANY


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          NATIONAL CITY BANK


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          GENERAL ELECTRIC CAPITAL CORPORATION


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          CITICORP DEL-LEASE, INC.


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:


                          ERSTE BANK DER OESTERREICHISCHEN
                          SPARKASSEN, AG


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                          FIRST SOURCE FINANCIAL LLP

                          By: First Source Financial, Inc.,
                              Its Agent/Manager


                          By: /s/
                             --------------------------------------
                             Name:
                             Title:

                           UNION PLANTERS BANK


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           BAY VIEW FINANCIAL CORPORATION


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           BAY VIEW BANK


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                           By: Indosuez Capital,
                               As Portfolio Advisor


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           INDOSUEZ CAPITAL FUNDING III, LIMITED

                           By: Indosuez Capital,
                               As Portfolio Advisor


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           ALLSTATE LIFE INSURANCE COMPANY


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           BANK AUSTRIA CREDITANSTALT CORPORATE
                           FINANCE, INC.


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           FIRST BANK TEXAS, N.A.


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           CREDIT LYONNAIS ATLANTA AGENCY


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           DRESDNER BANK LATEINAMERIKA
                           AG, MIAMI AGENCY


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:



                           NATIONSBANK, N.A.


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           MERRILL LYNCH SENIOR FLOATING
                           RATE FUND, INC.


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:


                           STEIN ROE FLOATING RATE LIMITED LIABILITY
                           COMPANY


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           STEIN ROE & FARNHAM INCORPORATED,
                           AS AGENT FOR KEYPORT LIFE INSURANCE COMPANY


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           UNION BANK OF CALIFORNIA, N.A.


                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           SENIOR DEBT PORTFOLIO

                           By: Boston Management & Research,
                                  as Investment Advisor



                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           EATON VANCE SENIOR INCOME TRUST

                           By:  Eaton Vance Management,
                                  as Investment Advisor



                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           INDOSUEZ CAPITAL FUNDING IV, L.P.

                           By:  Indosuez Capital Luxembourg, SA,
                                  as Collateral Manager



                           By: /s/
                              --------------------------------------
                              Name:
                              Title:

                           MERRILL LYNCH PRIME RATE PORTFOLIO

                           By:  Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor



                                By: /s/
                                   --------------------------------------
                                   Name:
                                   Title:

                           ELC (CAYMAN) LTD.



                                By: /s/
                                   --------------------------------------
                                   Name:
                                   Title: